                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 31, 1997
                                                         ----------------

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
               ---------------------------------------------------

               (Exact name of registrant as specified in charter)


        STATE OF WASHINGTON                  0-16064                  75-1998317
--------------------------------           -------------           ------------------
(State or other jurisdiction of           (Commission                (IRS Employer
 of incorporation)                         File Number)            Identification No.)


                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-7244
                                                           --------------


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


This filing contains ___ pages. Exhibits Index appears on page  3 .
                                                               ---

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP


ITEM 2.  DISPOSITION OF ASSETS


         On January 31, 1997 the Northland Cable Properties Four Limited Partnership (the "Registrant") sold its cable television systems ("Systems") for an aggregate purchase price of $32,000,000. Northland Cable Properties, Inc. ("NCPI"), a wholly owned subsidiary of the Registrant's Managing General
Partner ("NCC"), acquired assets valued at $31,419,500 and Northland Cable Television, Inc., an affiliate of NCC, acquired assets valued at $580,500. The limited partners of the Registrant approved, by the requisite consent of a majority in interest, the sale of their collective interest in the Systems. (See Notice of Special Meeting and Proxy Statement ("Proxy Statement") attached as an exhibit to this filing)

         Because the Registrant has disposed of all of its operating assets, no historical results of operations are being presented in this filing. Reference is made to the pro forma financial statements presented elsewhere in this filing giving effect to the disposal of assets described above.

         As discussed in more detail in the Proxy Statement, NCC received an in-kind distribution representing its undivided portion of the Systems which is attributable to the Managing General Partner's interest in the Registrant. This amount, which would otherwise have been distributed in cash to NCC, was netted against the cash due from NCPI at closing. Additionally, in accordance with the terms of a Novation Agreement dated January 31, 1997 between the Registrant, NCPI and NCC, NCC delivered an unsecured subordinated promissory note to the Registrant as part of NCPI's purchase price payable in two equal annual installments beginning January 31, 1998 bearing interest at 6% per annum. This note will be subject to offset for any unknown Registrant liabilities existing at January 31, 1997. The following is a summary of the sources and estimated uses of the sales proceeds.

Aggregate Purchase Price                                                  $   32,000,000

Plus (Less):
         Estimated Cash on Hand, Accounts Receivable
         and Other Assets as of January 31, 1997                          $      518,000

         Estimated Debt Repayments to Others As
         of January 31, 1997                                              $  (21,052,000)
                                                                          --------------

Estimated Net Cash Available for Distribution                             $   11,466,000
                                                                          ==============

Estimated Distribution to Limited Partners                                $    9,132,700
                                                                          ==============

Estimated Distribution to Administrative General Partner                  $      462,217
                                                                          ==============

Estimated In-kind Distribution to Managing General Partner                $    1,871,083
                                                                          ==============

         On February 7, 1997 initial cash distributions were made to the Limited Partners and the Administrative General Partner in the amounts of $5,498,625 and $279,366 respectively. The balance of the estimated aggregate distributions to the Limited Partners and the Administrative General Partner will be paid by NCC in two equal annual installments, subject to offset for any unknown liabilities as of January 31, 1997, beginning January 31, 1998 bearing interest at 6% per annum.

ITEM 5   Submission of Matters to a Vote of Security Holders

         On December 18, 1996, a special meeting of the Limited Partners was held at the executive offices of the Managing General
         Partner. The purpose of the meeting was to consider and vote upon the proposed liquidation of the collective partnership interests in the Systems owned by the partnership. (See the Notice of Special Meeting and Proxy Statement attached as an exhibit to this filing.)

         All votes cast at the special meeting or received by proxy were tabulated. Of the total 14,663 limited partnership units outstanding, 10,940 approved the proposed liquidation, 526 disapproved and 145 abstained.


                                                                                                          Sequentially
                                                                                                           Numbered
                                                                                                               Page
                                                                                                               ----
ITEM 7   Financial Statements and Exhibits
    (B)       Pro Forma Financial Statements                                                                   4

              Introduction                                                                                     5

              Unaudited Pro Forma Balance Sheet at December 31, 1996                                           6

              Unaudited Pro Forma Statement of Operations for the Year
              Ended December 31, 1996                                                                          7

              Unaudited Pro Forma Statement of Operations for the Year
              Ended December 31, 1995                                                                          8

              Notes to Pro Forma Financial Statements                                                          9

    (C)       Exhibits

              Notice of Special Meeting and Proxy Statement to the Limited Partners of
              Northland Cable Properties Four Limited Partnership dated November 1, 1996.                      12

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 1996
                     (Prepared by Managing General Partner)

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 1996
                     (Prepared by Managing General Partner)



         The accompanying unaudited pro forma financial statements for the years ended December 31, 1996 and 1995, have been prepared to present the effect of the disposition of substantially all of the operating assets and franchises of Northland Cable Properties Four Limited Partnership (the "Partnership").

         The pro forma statements assume that such events were effective at the beginning of the respective periods for the Pro Forma Statements of Operations, and as of December 31, 1996 for the Pro Forma Balance Sheet.

         The pro forma financial statements have been prepared by the Managing General Partner of the Partnership based upon the historical financial statements of the Partnership. Pro Forma adjustments are described in the accompanying notes. The Pro Forma Statements of Operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Partnership. The pro forma financial statements should be read in conjunction with the audited and unaudited financial statements and notes thereto of Northland Cable Properties Four Limited Partnership, as previously reported in the Partnership's Form 10-K for the year ended December 31, 1995 and Form 10-Q for the three and nine months ended September 30, 1996.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 1996
                     (Prepared by Managing General Partner)


                                        As Reported                            After Disposition
                                     -----------------------------------------------------------
                                      Northland Cable        Pro Forma               Pro Forma
                                      Properties Four       Adjustments              Combined
                                     -----------------------------------------------------------
ASSETS:
   Cash and Cash Equivalents         $    509,722        $    797,239 (1c)          $  1,306,961

   Receivables                            289,741           3,816,926 (1c)             3,881,667
                                                             (225,000)(1b)

   Other Assets                           211,811                --                      211,811

   Property and Equipment, Net         11,681,027         (11,681,027)(1a)                  --

   Franchise Costs and Intangibles      2,323,134          (2,323,134)(1a)                  --
                                     -----------------------------------------------------------
                                     $ 15,015,435        $ (9,614,996)              $  5,400,439
                                     ===========================================================

LIABILITIES:
   Accounts Payable and Accrued
   Expenses                          $  1,193,638        ($   130,024)(1c)          $  1,063,614

   Converter Deposits                      40,925             (40,925)(1b)                  --

   Subscriber Prepayments and
   Unearned Revenue                       184,075            (184,075)(1b)                  --

   Due to General Partner and
   Affiliates                             612,957                --                      612,957

   Notes Payable to Bank               19,606,737         (19,606,737)(1c)                  --
                                     -----------------------------------------------------------
                                     $ 21,638,332        $(19,961,761)              $  1,676,571
                                     -----------------------------------------------------------

PARTNERS' EQUITY (DEFICIT):
   Partners' Equity                    (6,622,897)         (5,777,991)(1c)             3,723,868
                                                           (1,871,083)(1c)
                                                           17,995,839 (1d)
                                     -----------------------------------------------------------
                                       (6,622,897)         10,346,765                  3,723,868
                                     -----------------------------------------------------------
                                     $ 15,015,435        $ (9,614,996)              $  5,400,439
                                     ===========================================================


               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                     (Prepared by Managing General Partner)



                                                        As Reported                                After Disposition
                                                      ---------------------------------------------------------
                                                      Northland Cable       Pro Forma                Pro Forma
                                                      Properties Four      Adjustments               Combined
                                                      ---------------------------------------------------------
SERVICE AND CONNECTION
FEES                                                  $   8,766,578     $(8,766,578)(1e)                     --

OPERATING EXPENSES                                        5,480,683      (5,480,683)(1e)                     --

DEPRECIATION AND
AMORTIZATION                                              1,981,883      (1,981,883)(1e)                     --
                                                      ---------------------------------------------------------

   Income from Operations                                 1,304,012      (1,304,012)                         --

NONOPERATING INCOME                                           6,582         229,016 (1h)                229,016
                                                               --            (6,582)(1f)                     --

INTEREST EXPENSE                                         (1,761,791)      1,761,791 (1f)                     --

GAIN (LOSS) ON SALE OF ASSETS                              (234,606)     17,775,104 (1g)             17,775,104
                                                               --           234,606 (1i)                     --
                                                      ---------------------------------------------------------

   Net Income (Loss)                                  $    (685,803)    $18,689,923               $  18,004,120
                                                      =========================================================





                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                         PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (Prepared by Managing General Partner)

                                                        As Reported                                After Disposition
                                                      --------------------------------------------------------------
                                                      Northland Cable       Pro Forma                  Pro Forma
                                                      Properties Four      Adjustments                 Combined
                                                      --------------------------------------------------------------
SERVICE AND CONNECTION
FEES                                                  $   6,617,205     $  (6,617,205)(1e)                      --

OPERATING EXPENSES                                        3,973,372        (3,973,372)(1e)                      --

DEPRECIATION AND
AMORTIZATION                                              1,381,435        (1,381,435)(1e)                      --
                                                      --------------------------------------------------------------

   Income from Operations                                 1,262,398        (1,262,398)                          --

NONOPERATING INCOME (EXPENSE)                               (65,165)         (229,016)(1h)                   229,016
                                                               --              65,165(1f)                       --

INTEREST EXPENSE                                         (1,005,691)       (1,005,691)(1f)                      --

GAIN ON SALE OF ASSETS                                         --          17,719,562(1g)                 17,719,562
                                                      --------------------------------------------------------------

   Net Income (Loss)                                  $    (191,542)    $  17,757,036                  $  17,948,578
                                                      ==============================================================


                  SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)
                                DECEMBER 31, 1996


1. The pro forma financial statements show the adjustments for the disposition of substantially all of the operating assets and franchises which occurred on January 31, 1997. The adjustments reflect the disposition as of December 31, 1996 for balance sheet purposes and as if such disposition had occurred on January 1, 1996 and January 1, 1995 respectively, for income statement purposes. The proceeds from the disposition consist of cash and an unsecured note payable to the partnership bearing interest at 6% per annum.

         (a)  To record the decrease in property and equipment and intangible assets.

         (b)  To reflect the transfer of deposits and unearned revenue to the Buyer.

         (c)  To record the sources and uses of proceeds from the disposition.

                  Sales Price                                                                                  $  32,000,000
                  Note Receivable from Managing General Partner                                                   (3,816,926)
                  In-kind distribution to Managing General Partner                                                (1,871,083)
                  Repayment of Existing Note Payable to Bank                                                     (19,606,737)
                  Payment of accrued interest on Note Payable to bank                                               (130,024)
                  Cash Distributed to Limited and Administrative General Partners                                 (5,777,991)
                                                                                                               -------------
                  Net Increase in Cash                                                                         $     797,239
                                                                                                               =============

         (d)  To record the gain on disposition of assets:

                  Sales Price                                                                                  $  32,000,000
                  Net Property and Equipment                                                                     (11,681,027)
                  Net Intangibles                                                                                 (2,323,134)
                                                                                                               -------------
                  Net Gain on Disposition                                                                      $  17,995,839
                                                                                                               =============

         (e)  To eliminate revenue and expenses associated with operations.

         (f) To eliminate interest income and interest expense associated with bank deposits and debt.

         (g)  To record the gain on the disposition of assets as if it had occurred on January 1, 1995 and 1996.

         (h)  To record interest income on note due from Managing General Partner.

         (i)  To eliminate loss on disposal of assets incurred prior to sale.




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

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               NORTHLAND CABLE PROPERTIES FOUR LIMITED PARTNERSHIP

                          BY: Northland Communications Corporation,
                              Managing General Partner




Dated:                             BY:  /s/ RICHARD I. CLARK
      ------------------------          ----------------------------------
                                            Richard I. Clark
                                            (Vice President/Treasurer)



Dated:                             BY:  /s/ GARY S. JONES
      ------------------------          ----------------------------------
                                            Gary S. Jones
                                            (Vice President)


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